RED CAT HOLDINGS
Investing in the future of drones

Stock Symbol

OTC: RCAT

Disclaimer

During the course of this presentation, we may make statements which are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future performance, goals and growth. Forward-looking statements may be identified by such words as "believe," "estimate," "anticipate," "expect," "plan," "intend," "may," "could," "might," "will," "should," "approximately," "potential" or, in each case, their negative or other variations thereon or comparable terminology as it relates to us, although not all forward-looking statements contain these words.

We have based the forward-looking statements largely on our current expectations and projections about the future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include inability to successfully integrate the assets acquired in the recently closed merger and asset purchase and the Risk Factors contained within our filings with the Securities and Exchange Commission including our annual report on Form 10-Q for the period ended March 31, 2019. Any forward-looking statement made by us herein speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.



Company Overview

To provide simple, secure blockchain-based distributed storage, analytics and software to service the drone industry.

RED CAT HOLDINGS
Investing in the future of drones

The Drone Market Size

Over $100BN

[Source: Goldman Sachs](#)
[Source: PwC](#)


aha

ups

Uber Eats

amazon
PrimeAir

FLYTREX

RED CAT HOLDINGS
Investing in the future of drones

Problem

- Regulators do not have tools to track or review flight data
- Insurance Companies need data to insure drones
- Pilots need an easy to use system to become compliant with regulators
- Fleet managers needs easy to use analytics platform to improve fleet performance


aha

ups

Uber Eats

amazon
PrimeAir

FLYTREX

RED CAT HOLDINGS
Investing in the future of drones



DRONEBOX

Encrypted Storage and Analyzation

RED CAT HOLDINGS
Investing in the future of drones



Solution

Red Cat's simple and secure blockchain-based black box storage, analytics and services can provide answers. We integrate several separate systems into one easy to use platform.

We make drones accountable and the skies a safer place.

RED CAT HOLDINGS
Investing in the future of drones

Where all your data comes together

Synchronizes separate silos of data into one easy to use product

Secure and encrypted allowing compliant operations

Open Source architecture integrates into any application



DRONEBOX
Encrypted Storage and Analyzation


dronebox.red
DRONEBOX
Welcome to DroneBox
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Red Cat's easy to use flight log system keeps you compliant with regulators and helps track important maintenance information for your drone fleet.

DRONEBOX
Encrypted Storage and Analyzation


dronebox.red
DRONEBOX
Chad Kapper
Control Tower
Hangar
Archives
File
Motors
Gyros
INFO
GPS
Accelerometers
Hangar Alpha
Hangar Bravo

RED CAT HOLDINGS
Investing in the future of drones

Competition

	DRONEBOX	Skyward Recently bought by Verizon Wireless	Air Data	Skytrex
Blockchain-based distributed storage	✓			
GPS Logging	✓	✓	✓	✓
Pilot Logs	✓	✓	✓	
Flight Plans	✓	✓		
Maintenance Logs	✓	✓	(very limited)	
Token based	✓			
Black-Box Analytics	✓			
Thrust Engine™ with AI	✓			
Pilot Social Networking	✓			
FAA Compliance	✓			

Competitive Advantages

- Patent Pending blockchain-based Cloud Architecture
- Drone Agnostic
- ONE easy to use system for analytics and services
- Partnerships with largest drone equipment suppliers
- Intellectual Property agreement with UPR Mayagüez
- Cost of Engineering 40% less than mainland US
- Cost of Operations 30% less than mainland US
- Puerto Rico Tax incentives, ACT 20, 22 and 73
- Total income tax rate of 4%

Customer Acquisition

- Loved by early adopters, top pilots/beta users (natural Influencers)
- Free Accounts for Race and Freestyle Pilots
- Viral Elements: Social pilot interaction, share analytics, drone video
- Partnerships: Low Cost Customer Acquisition (E.G. recent partnership with Rotor Riot)

Business Model Summary

Race and Freestyle Pilots



Revenue Model:

Freemium

SMB / Drone Service Providers



Revenue Model:

Per-Drone monthly

revenue license

Platform / Enterprise


amazon PrimeAir

Revenue Model:

Custom quote

RED CAT HOLDINGS
Investing in the future of drones

MEET OUR TEAM

Proven experience and talent



JEFF THOMPSON

CEO | Red Cat



JOSEPH HERNON

CFO | Red Cat



CHAD KAPPER

CMO | Red Cat

RED CAT HOLDINGS
Investing in the future of drones

EXPERIENCE IN TECHNOLOGY







JEFF THOMPSON | CEO

Thompson is a serial tech entrepreneur with a long track record of founding and leading companies from the startup phase to successful exits and IPOs. His background is in the telecom space, where he founded EdgeNet, a private Internet Service provider (ISP), which was sold to Citadel Broadcasting in 1997. Thompson then co-founded Towerstream, a wireless service provider **(public 2007 NASDAQ)**.

With an ongoing passion for innovative technology, he most recently founded Red Cat, the company at the forefront of providing solutions for the rapidly growing commercial and recreational drone industries.

"Red Cat's key differentiator is the integration of several separate systems into one easy to use platform (hardware and software) that covers the entire spectrum from data tracking, storage, analytics, and reporting."

RED CAT HOLDINGS
Investing in the future of drones

EXPERIENCE IN PUBLIC MARKETS







JOSEPH HERNON | CFO

Hernon is a Certified Public Accountant with a Master's in Accountancy, from Bentley University.

He also has experience being a member of management teams that have raised more than **$300 million through debt and equity financings**.

As a Chief Financial Officer of **4 publicly traded companies** in the high tech and biotech industries, Joseph led **5 acquisitions** of technology companies which were immediately accretive.

RED CAT HOLDINGS
Investing in the future of drones

EXPERIENCE
BUILDING BRANDS



CHAD KAPPER | CMO

With more than 25 years of media and marketing experience, Kapper created two of the most successful brands in the drone industry.

Flite Test and Rotor Riot have almost **2 million subscribers** and the content has been viewed more than **300,000,000 times** worldwide!





ROTOR RIOT

RED CAT HOLDINGS
Investing in the future of drones

Investment Highlights

- Proprietary technology and big data investment opportunity addressing a significant problem in the drone industry
- Patent pending Blockchain-based architecture
- Disciplined, accretive acquisitions
- Experienced management team with successful financial and technology background

RED CAT HOLDINGS
Investing in the future of drones

RED CAT HOLDINGS

Investing in the future of drones

ROTOR RIOT

DRONEBOX

FAT SHARK

Future Acquisition

$2.5M

$7.5M

Wholly owned subsidiaries of Red Cat Holdings, Inc.

ROTOR RIOT

A wholly owned subsidiary of Red Cat Holdings, Inc.



MISSION

To make the rapidly growing drone enthusiast market accessible to anyone by providing the most fulfilling products, services and solutions to overcome the barriers to entry.



Online Retail

Rotor Riot is at the center of the high performance drone market. Since its inception, Rotor Riot has consistently published episodes of its YouTube show, earning nearly 200,000 subscribers and over 25 million total views. Enthusiasts shop Rotor Riot's online store for the ready-to-fly drones and drone parts featured in Rotor Riot's media. Rotor Riot has worked with other leading drone companies and brands such as DJI and The Drone Racing Racing League on events and media. Rotor Riot is also cultivating drone enthusiasts in the gaming and e-sports space via partnerships with Liftoff drone simulator and T2M. The Rotor Riot mobile game controller is sold on the shelves of Best Buy and Apple Stores.



ORIGINAL PRODUCTS

Hypetrain Motors provide reliable, high quality powertrain choices for FPV Drone Pilots who want to push the limits of what's possible.


HYPETRAIN
HYPETRAIN
VANOVER
VORTEX

Online Retail



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ROTOR RIOT
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ROTOR RIOT BUILDS
(Pre-Order) CL1 Budget Build Built and Tuned
From $299
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(Pre Order) Rotor Riot DJI Cinewhoop - Built and Tuned
From $599
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ROTOR RIOT BUILDS
(Pre Order) HD1 USA Built and Tuned Bundle
From $599
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CL1 Budget Build Built and Tuned
$299
In stock
Rotor Riot Race Built and Tuned
$265 $355
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HX100 Toothpick
From $119.99
Low stock
BETAFPV
Beta75X 3S
From $139.99
In stock

Game Controller

The Rotor Riot Drone and Game Controller is approved by Apple for iOS and USB-C devices. It is a full sized, fully functioning controller for mobile use.

Available in the **APPLE** STORE NOW!





Mac
iPad
iPhone
Watch
TV
Music
Support
Accessories
Browse all
Rotor Riot Wired Game Controller
$49.95
Add to Bag
Pickup:
Unavailable for pickup at Apple Summit Mall
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Order today, delivers:
May 20 - May 21 – Fastest
May 21 - May 22 – Free
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DRL CHAMPION



Rotor Riot team pilot Alex Vanover won the 2019 DRL World Championship on NBC. His signature Rotor Riot Hypetrain motors are popular with FPV racers aspiring to his level of skill and competition.



HYPETRAIN
VANOVER
2207.5 · 1860KV
NEW!

Revenue Growth Since Acquisition


250
200
150
100
50
0
6.4%
68.1%
27%
Feb
Mar
Apr
May
(Month to date)


HYPETRAIN
BLASTER
BLASTER
HYPETRAIN
VORTEX

Social Media



YouTube
Instagram
Facebook
200,000
150,000
100,000
50,000
0
getfpv.com
RDQ

RED CAT HOLDINGS
Investing in the future of drones

Social Media

YouTube Over **25 Million** views!



Rotor Riot
Get FPV
RaceDayQuads
190,000
7,800
1,400
0
50,000
100,000
150,000
Subscribers

RED CAT HOLDINGS
Investing in the future of drones

Social Media

Instagram



Rotor Riot
Get FPV
RaceDayQuads
57,700
35,800
11,600
0
20,000
40,000
Followers

RED CAT HOLDINGS
Investing in the future of drones

Social Media

facebook


Rotor Riot
Get FPV
RaceDayQuads
34,000
10,000
9,800
0
10,000
20,000
30,000
Members

RED CAT HOLDINGS
Investing in the future of drones

RED CAT HOLDINGS

Investing in the future of drones

Stock Symbol

OTC: RCAT